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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) February 6, 2001


                           priceline.com Incorporated
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             (Exact name of registrant as specified in its charter)


        Delaware                    0-25581                 06-1528493
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     (State or other        (Commission File Number)      (IRS Employer
     Jurisdiction of                                    Identification No.)
     Incorporation)


     800 Connecticut Avenue, Norwalk, Connecticut              06854
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             (Address of principal office)                   (zip code)


                                       N/A
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          (Former name or former address, if changed since last report)
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ITEM 5.    OTHER EVENTS.

      On February 8, 2001, priceline.com announced that Delta Air Lines, Inc. had agreed to exchange 6.0 million shares of priceline.com Series A Convertible Redeemable PIK Preferred Stock (the "SERIES A PREFERRED STOCK") held by Delta for 80,000 shares of a new priceline.com preferred stock and warrants to purchase approximately 26.9 million shares of pricline.com common stock at an exercise price of $2.97 per share, the closing price of priceline.com's common stock on February 6, 2001. Delta had previously held 6 million shares of Series A Preferred Stock with a total liquidation preference of $359.6 million and a conversion price of $59.93 per share. Under today's agreement, Delta will exchange those shares for 80,000 shares of Series B Redeemable Preferred Stock (the "SERIES B PREFERRED STOCK") with a total liquidation preference of $80.0 million. The information set forth above is qualified in its entirety by reference to the press release issued by priceline.com on February 8, 2001, the certificate of designation related to the Series B Preferred Stock, the warrant agreement and the stockholder agreement, copies of which are attached hereto as exhibits and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   EXHIBITS.

            99.1    Press Release issued by priceline.com
                    Incorporated on February 8, 2001.

            99.2    Certificate of Designation, Preferences and
                    Rights of Series B Redeemable Preferred Stock of priceline.com Incorporated.

            99.3 Warrant Agreement, dated February 6, 2001, by and between Priceline.com Incorporated and Delta Air Lines, Inc.

            99.4 Stockholder Agreement, dated February 6, 2001, between priceline.com Incorporated and Delta Air Lines, Inc.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PRICELINE.COM INCORPORATED


                                    By:   /s/ DANIEL SCHULMAN
                                          -------------------------------
                                          Name:  Daniel Schulman
                                          Title:  Chief Executive Officer

Date: February 8, 2001
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                                  EXHIBIT INDEX


     Exhibit No.    Description
     -----------    -----------


            99.1    Press Release issued by priceline.com
                    Incorporated on February 8, 2001.

            99.2    Certificate of Designation, Preferences and
                    Rights of Series B Redeemable Preferred Stock of Priceline.com Incorporated

            99.3 Warrant Agreement, dated February 6, 2001, by and between priceline.com Incorporated and Delta Air Lines, Inc.

            99.4 Stockholder Agreement, dated February 6, 2001, between priceline.com Incorporated and Delta Air Lines, Inc.